EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of June 15, 2005, (the "EXECUTION DATE") by and among Defense Industries International, Inc., a corporation organized under the laws of the State of Nevada, USA with its principal executive offices at 8 Brussels St. Sderot, P.O. Box 779, Ashkelon 78101, Israel (the "COMPANY"), and the buyers listed in EXHIBIT A, attached hereto (each a "BUYER" and collectively hereinafter referred to as the "BUYERS").

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act;

     B. The Buyers wish to purchase, and the Company wishes to issue and sell to each of the Buyers, upon the terms and conditions stated in this Agreement: (a) that number of shares of common stock of the Company, $0.0001 par value each (the "COMMON STOCK") set forth opposite each such Buyer's name on EXHIBIT A attached hereto (1,833,334 shares of Common Stock in the aggregate, hereinafter the "SHARES"), which together with the Maximum Protection Shares (as defined in
Section 1(e) below) shall be referred to as the "PURCHASED SHARES"; and (b) warrants to purchase additional 547,500 shares of Common Stock, as specified in
Section 1(a)(i) below; and

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Stockholders Agreement, substantially in the form attached hereto as EXHIBIT B (the "STOCKHOLDERS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Purchased Shares and the shares to be issued upon exercise of the Warrants (as defined below) under the 1933 Act and the rules and regulations promulgated thereunder. The Purchased Shares and the Warrants are also referred to herein as the "SECURITIES".

     NOW, THEREFORE, the Company and the Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF PURCHASED SHARES AND GRANT OF WARRANTS.

     (a)  PURCHASE OF PURCHASED SHARES, ESCROW AGREEMENT AND GRANT OF WARRANTS

     (i) Subject to the satisfaction of the obligations set forth in Sections 6 and 7 below: (a) the Company shall issue and sell to each Buyer, and each Buyer agrees to purchase from the Company the Shares in such amounts as set forth opposite each such Buyer's name on EXHIBIT A attached hereto in consideration for the Purchase Price (as defined below); and (b) the Company shall issue to the Buyers warrants in such amounts as set forth opposite each such Buyer's name on EXHIBIT A attached hereto, in the form attached hereto as EXHIBIT C ("WARRANTS A") and EXHIBIT D ("WARRANTS B") (the "WARRANTS"), pursuant to which the Buyers shall have the option to purchase an aggregate of additional 547,500 shares of Common Stock (the "WARRANT SHARES") upon the terms set forth in Exhibit C and Exhibit D, such actions sales and issuances to occur simultaneously with the signing of this Agreement.


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     (ii) PURCHASE PRICE. The purchase price for the Shares to be purchased by the Buyers shall be $1,100,000 (the "PURCHASE PRICE"), which will reflect a price per share of $0.60.

     (iii) In consideration for their services in connection with this transaction the Company shall issue additional 82,133 shares of Common Stock to the persons listed in EXHIBIT E, (the "TRANSACTION SHARES") and warrants to purchase additional 80,000 shares of Common Stock (the "TRANSACTION WARRANTS" and the "TRANSACTION WARRANT SHARES" respectively), which shell be placed in Escrow pursuant to Section (b) hereunder. The Transaction Shares shall be considered as Shares, the Transaction Warrants Shares shall be considered as Warrant Shares and the persons listed in Exhibit E shall be considered as Buyers for all purposes.

     (b) On the Execution Date: (i) each Buyer shall transfer its portion of the Purchase Price to Carter Ledyard & Milburn LLP (the "TRUSTEE"), which shall act as trustee in accordance with the terms of the Escrow Agreement as attached hereto as EXHIBIT F; (ii) the Company shall issue the Trustee: (a) 3,283,658 shares of Common Stock of the Company registered in the name of the Trustee; and
(b) the Warrants; all to be held in accordance with the terms of the Escrow Agreement (the "ESCROW").

     (c) If on the 180th day from the Execution Date, the Trustee has not received from the parties a notice confirming the registration of the Purchased Shares and the Warrant Shares (collectively, the "REGISTRABLE SECURITIES"), then, as a sole and exclusive remedy to all parties, on the 7th business day thereafter: (i) the Purchase Price will be returned by the Company to the Buyers as follow: (a) the Trustee shall transfer to the Buyers the remainder of the Purchase Price (the "ESCROW AMOUNT"); and (b) the Company shall transfer to the Buyers an amount equal to $1,100,000 less the Escrow Amount and $55,000 (a sum equal to 5% interest of the Purchase Price - the "INTEREST AMOUNT"); and (ii) the Purchased Shares, the Warrants and any interest yield with regards to the Purchase Price held by the Trustee will be transferred to the Company.

     (d) Notwithstanding the above, in the event that the Registrable Securities are not registered, within 180 days from the Execution Date, then the Buyers will be entitled, by notifying the Trustee in writing (with a copy to the Company) within 5 business days from the end of such 180-day period, to receive the Shares and Warrants, and in such event the Company shall fulfill the Transfer Conditions (as defined below) and the Trustee will transfer the Shares and Warrants to the Buyers (the "BUYERS' OPTION"). In such event the Trustee shall transfer the Purchase Price and any interest yield with respect to the Purchase Price held by the Trustee to the Company and all of the terms and conditions of this Agreement and the Stockholders Agreement and any other agreement attached hereto shall remain in full force and effect with all necessary conforming changes. In addition, it is hereby agreed that in the event that the Buyers shall choose to exercise the Buyers' Option, the failure of the Company to have the registration statement covering the Registrable Securities declared effective shall not be regarded as a breach of this Agreement.

     (e) In the event that before the elapse of 180 days from the Execution Date, the Trustee receives from the parties a notice confirming the effectiveness of the registration statement registering the Registrable Securities, the Company shall fulfill the Transfer Conditions (as defined below) and the Trustee will forward to the Buyers, within 3 business days, 1,915,467 shares of Common Stock from the Escrow and the Warrants and the Purchase Price and any interest yield with regards to the Purchase Price, will be delivered to the Company. In such event the remaining 1,368,191 shares of Common Stock (the "MAXIMUM PROTECTION SHARES") will remain in Escrow for the purpose of the Price Protection, as specified in Section (g) below and in the Escrow Agreement.


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     (f) The Company hereby undertakes that contemporaneously with any transfer of Shares, Warrants and Protection Shares from the Trustee to the Buyers (the "TRANSFER DATE"), the Company shall provide the Buyers with (the "TRANSFER CONDITIONS"): (i) Shares Certificates (in a form to the satisfactory of the Buyers), and Warrant Certificates (in the form of Exhibits C and D) covering the Shares, the Warrants and the Protection Shares, as the case may be, issued in the names of the Buyers.

     (g) The Buyers shall be entitled to price protection with respect to the price per share paid by them for the Purchased Shares, as follows (the "PRICE PROTECTION"):

     On the one year anniversary of the Execution Date (the "FIRST ANNIVERSARY"), in the event that the Share's Price will have declined below $0.60, the Trustee will transfer to each of the Buyers from the Escrow additional shares (the "PROTECTION SHARES") which number shall be equal to:


     ($0.60 less the Share Price (which shall not be less than $0.35)) times the remaining number of Shares held by each of the Buyers at the First Anniversary), divided by the Share's Price.

     For the purposes of this Agreement, the "SHARE PRICE" shall mean the average last price of the Common Stock of the Company on the Over the Counter Bulletin Board (the "OTCBB") as reported by the OTCBB at the end of each such trading day during the 30 trading days prior to the First Anniversary.

     On the same date, the Trustee shall return to the Company all the remaining of the Protection Shares held by it, if any.

     For the purpose of calculation of the amount of the Protection Shares, Buyers undertake, that after the transfer of the Shares from the Trustee to the Buyers, they will, until the First Anniversary: (i) hold the Purchased Shares in a separate brokerage or bank account under such Buyer's name; (ii) not buy any of the Company's shares through such bank account (however, in the event that the Buyers will buy Company's shares through that bank or brokerage account, such shares shall not be taken into account for the purposes of the Price Protection).

     On the First Anniversary, the Buyers shall present the Company with written confirmation specifying the details of all transactions (purchases and / or sales) of the Company's Common Stock made by them during the one year term from the Execution Date until the First Anniversary with respect to the number of shares of the Company's Common Stock held by them in such bank account (the "CONFIRMATION"). The number of the shares of the Common Stock that appears in the Confirmation less all shares bought by the Buyers through such bank account, if any, shall be considered the remaining number of the Purchased Shares held by the Buyers at the First Anniversary.


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     (h) The Buyers undertake not to sell any shares of the Company's Common
Stock: (i) during the last 30 trading days before the First Anniversary; or (ii) during the one year term from the Execution Date until the First Anniversary, for a price which is less than $0.60 per share.

     (i) Notwithstanding Section 1(b) above, during the 180 days period mentioned in Section 1 (c) above, the Company may draw up to $550,000 from the Escrow for the purpose of purchasing fixed assets as set forth in EXHIBIT H attached hereto, according to the sole discretion of the Board of Directors of the Company (the "MONEY FOR THE M&A PURPOSE"). Upon notice from the Company to the Trustee with a copy to the Buyers, the Trustee shall deliver to the Company an amount specified in such notice, which shall not exceed $550,000 in the aggregate, provided that prior to the transfer of any of such funds the M&A Condition (as defined below) was fulfilled.

          As a condition to the delivery of the Money for the M&A Purpose by the Trustee to the Company (the "M&A CONDITION"), the Company shall execute a first-ranking fixed pledge agreement and all pledge registration documents (as needed) in favor of the Buyers (to be registered by the Company in the US and, to the extent possible, in Israel as soon as possible after the purchase of the assets) with respect to all assets purchased by the Company in consideration for the Money for the M&A Purpose, provided that such assets will be free and clear from of all mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, option, proxies, rights or other security interest of any kind or nature whatsoever (the "PLEDGE" and the "PLEDGED ASSETS"). The creation and registration of the Pledge will be made pursuant to a pledge agreement, to be executed by the parties as a condition of the release of the Money for the M&A Purpose, in such form that is satisfactory to the parties (the "PLEDGE AGREEMENT").

     If the Purchase Price, including Interest Amount, shall be returned to the Buyers in accordance with sub-section 1(c) above, then within 7 business days from the end of such 180-day period, the Company shall return the Money for the M&A Purpose to the Buyers;The Company hereby undertakes that until the earlier of (a) any date during 180 days from the Execution Date or (b) the date of the effectiveness of the registration statement registering the Registrable Securities (the "RESTRICTION PERIOD"): (a) it shall not mortgage any or all of its assets by manner of a floating charge or otherwise in a manner that will contradict the Company's obligations under this Agreement or make it impossible to create the Pledge on the Pledged Assets; and (b) the Company shall not derogate any right attached to the Shares during the Restriction Period, while the Shares are being held in Escrow, and the Buyers arenot entitled to vote such Shares.


     2.   BUYERS' REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants that:

     a. ACCREDITED INVESTOR; NO PUBLIC SALE OR DISTRIBUTION. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities in the ordinary course of its business, solely for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Buyer does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

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     b. INFORMATION. The Buyer and its advisors, if any, have been furnished with all information relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management such Buyer deems relevant in making an informed decision with respect to its purchase of the Purchased Shares. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has had the opportunity to seek such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

     c. NO GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     d. TRANSFER OR RESALE. The Buyer understands that except as provided in the Stockholders Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     e. LEGENDS AND LIMITATIONS ON TRANSFERRING. The Buyer understands that the certificates representing the Purchased Shares and the Warrant Shares issuable upon exercise of the Warrants, until such time as (i) the resale of the Purchased Shares and the Warrant Shares have been registered under the 1933 Act, which may include as contemplated by the Stockholders Agreement, and applicable state securities laws (if any); and (ii) the Buyer has confirmed in writing to the Company that it has delivered the prospectus contained in the relevant registration statement, which may include the registration statement filed pursuant to the Stockholders Agreement (the "REGISTRATION STATEMENT"), as the same may have been supplemented by the Company, to any Person to whom such Buyer is transferring any of the Securities, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state (if any) and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):


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          THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS
     CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act and such Buyer has confirmed in writing to the Company that it has delivered the prospectus contained in the Registration Statement, as the same may have been supplemented by the Company, to any Person to whom such Buyer is transferring any of the Securities, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

     f. ORGANIZATION; VALIDITY; ENFORCEMENT. If not a natural person - the Buyer is an entity duly organized and validly existing, with the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Stockholders Agreement and otherwise to carry out its obligations thereunder. This Agreement, the Stockholders Agreement and the Registration Rights Agreement to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies).

     g. NO CONFLICTS. The execution, delivery and performance by the Buyer of this Agreement and the Stockholders Agreement to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) if a corporation - result in a violation of the organizational documents of such Buyer or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clause (ii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

     h. RESIDENCY. The Buyer is a resident of the State of Israel.

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     i. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Buyer
represents and warrants that he/it is acting solely in the capacity of an arm's length purchaser with respect to the transactions contemplated hereby and that he/it is not (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 10% of shares of the Company (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 ACT")). The Buyer further represents and warrants that it is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to transactions contemplated hereby, and any advice given by it or any of its representatives or agents in connection with the transactions contemplated hereby is merely incidental to its purchase of the Securities. The Buyer further represents to the Company that such Buyer's decision to enter into this Agreement has been based solely on the independent evaluation by such Buyer and its representatives. Neither such evaluation nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained herein

     j. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying on the truth and accuracy of the representations and warranties of The Buyer set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

     k. NO GENERAL SOLICITATION. The Buyer did not learn of the investment contemplated by this Agreement as a result of any public advertising or general solicitation.

     l. CERTAIN TRADING ACTIVITIES. Neither the Buyer nor any person acting on his/its behalf or at his/its direction has engaged in any transactions in securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the time that such Buyer was first contacted by the Company regarding the investment contemplated by this Agreement. For purposes of this Section 2 (l), "SHORT SALES" include, without limitation, any "short sales" (as defined in Rule 3b-3 of the 1934 Act) and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through US broker dealers or foreign regulated brokers having the effect of hedging the Securities or an investment made under this Agreement. The Buyer agrees that neither he/it nor any Person acting on his/its behalf or at his/its direction will engage in any transactions in securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Such Buyer is not an "Affiliate" of a registered broker-dealer.

     m. CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Buyers to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. To the knowledge of the Buyers, the Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

     n. DISCLOSURE. The Buyer acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3, including but not limited to the disclosures in the SEC Documents (as defined below).

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     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyers that:

     (a) The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns more than 50% of the capital stock or holds a more than 50% equity or similar interest) are entities duly organized and validly existing and (in jurisdictions in which such concept is relevant) in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. No proceeding has been instituted by any authority for the dissolution of the Company and any of the Subsidiaries. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on SCHEDULE 3(A).

     (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Stockholders Rights Agreement and the Escrow Agreement and any other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities and Warrant Shares in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and Warrant Shares, have been duly authorized by the Company's Board of Directors and (other than (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Stockholders Rights Agreement, and (ii) all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States) no further filing, consent, or authorization is required by the Company, its Board of Directors or its shareholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (c) ISSUANCE OF SECURITIES. On the Execution Date, the Securities are duly authorized and validly issued, and the Purchased Shares are fully paid and non-assessable. There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any governmental agency or authority in or of the United States either (A) on or by virtue of the execution or delivery of the Transaction Documents, (B) the issuance of the Securities and Warrant Shares pursuant hereto or (C) on any payment to be made by Company pursuant to the Transaction Documents. A number of shares of Common Stock have been duly authorized and reserved for issuance which equals the maximum number of shares issuable upon exercise of the Warrants. Upon the due exercise of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable The offer and issuance by the Company of the Securities and the Warrant Shares are exempt from registration under the 1933 Act, and neither the Company nor anyone acting on its behalf will take any affirmative action hereafter that would cause the loss of such exemption.

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     (d) NO CONFLICTS. The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Shares and, upon exercise of the Warrants, the issuance of additional shares of Common Stock) will not (i) result in a violation of the Company's Certificate of Incorporation and By Laws, each as amended (the "INCORPORATION DOCUMENTS") or the Articles of Association or the Memorandum of Association of any of its Subsidiaries; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTCBB applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

     (e) CONSENTS. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for (i) the filing of a Form D with the SEC, and (ii) such filings, consents and approvals listed in Section 3(b) above. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

     (f) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. Based on the Buyers' representation under Section 2(h)(i) above, the Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that such Buyer is not (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule
144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of Ordinary Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by each Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to the Buyers that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     (g) NO GENERAL SOLICITATION; PLACEMENT AGENT'S FEES. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of placement agent's fees, financial advisory fees, or brokers' commissions, if any, and shall pay at the Effective Date the Buyers' legal and accounting fees plus disbursements of counsels in connection with the transactions under this Agreement and the Stockholders Agreement, in an amount not to exceed $20,000 plus Value Added Tax thereon. The Company shall pay, and hold the Buyers harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has not engaged any placement agent in connection with the sale of the Securities.

     (h) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

     (i) DILUTIVE EFFECT. The Company understands and acknowledges that the number of Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement is not in any manner diminished due to any dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     (j) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Incorporation Documents which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyers' ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares or a change in control of the Company.

     (k) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (collectively, the "SEC DOCUMENTS"). The Company has made available to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (l) ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3(L), since March 31, 2005, there has been no Material Adverse Effect and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations of the Company or its Subsidiaries. Since December 31, 2003, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $300,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $300,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof Insolvent (as defined below). For purposes of this Section 3(l), "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 3(r)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature.

     (m) CONDUCT OF BUSINESS; REGULATORY PERMITS.

     Neither the Company nor its Subsidiaries is in material violation of any term of or in default under its Incorporation Documents, Articles of Association or Memorandum of Association, respectively. To the best of its knowledge, neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Since December 31, 2002, (i) the shares of Common Stock of the Company have been quoted on the OTCBB, and (ii) trading in the shares of the Company has not been suspended by the SEC or the OTCBB. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (n) FOREIGN CORRUPT PRACTICES. To the best of the Company's knowledge, neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (o) SARBANES-OXLEY ACT. The Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 as are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

     (p) TRANSACTIONS WITH AFFILIATES. Except as disclosed in SCHEDULE 3(P), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     (q) EQUITY CAPITALIZATION. As of the date of this Agreement, the authorized share capital of the Company consists of 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the "PREFERRED STOCK") non of which has been issued, and 250,000,000 shares of Common Stock, par value $0.0001 per share (the "COMMON STOCK"), of which 25,350,000 are issued and outstanding. IN ADDITION, on February 28, 2005, the Company has entered into an agreement to acquire all of the outstanding shares of Owen Mills Company in consideration for cash and issuance of shares of Common Stock of the Company, as reported by the Company on March 3 2005. In addition: (a) the Company has granted one of its employees an option for the issuance of an undefined number of shares, as reported in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2004; and (b) the Company is negotiating with a third party with respect to a transaction pursuant to which the Company will issue that number of shares of Common Stock which shall represent a total value of $750,000. All of such outstanding shares have been, or upon issuance will be: (a) validly issued, fully paid and nonassessable, and (b) been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws. Except as disclosed above or hereunder or in the Company's filings with the SEC available on EDGAR: (i) none of the Company's Common Stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional share capital of the Company or any of its Subsidiaries or options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries; (iii) there are no outstanding debt instruments, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act;
(vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     (r) INDEBTEDNESS AND OTHER CONTRACTS. As of December 31 2004, except as disclosed in SCHEDULE 3(R), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which has or is expected to have a Material Adverse Effect.
SCHEDULE 3(R) provides a detailed list description of any such outstanding Indebtedness. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (s) ABSENCE OF LITIGATION. Except as disclosed in SCHEDULE 3(S), there is no material: action, suit, proceeding, inquiry or investigation before any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or non-monetary relief which claim individually or collectively with other such unasserted claims if granted would be material.. For purposes of this Section 3(t) "material" means having a potential value or cost to the Company in excess of $50,000 or questioning the validity of this Agreement or any action taken or to be taken pursuant hereto.

     (t) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, and all such policies are in full force and effect. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (u) EMPLOYEE RELATIONS.

     (i). Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

     (i) Except to the extent applicable to employers and employees generally in Israel, neither the Company nor any of its Subsidiaries is subject to, nor do any of its employees benefit from, extension orders ("TZAVEI HARCHAVA") or any agreement, arrangement, understanding or custom with respect to employment (including, without limitation, termination thereof). The severance pay due to the Employees is fully funded or reserved against in accordance with generally accepted accounting principles, consistently applied.

     (ii) The Company and its Subsidiaries are in compliance with all Israeli, U.S. federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect

     (b) TITLE. The Company has good and marketable title to all personal property owned by it which is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

     (c) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except for trademarks no longer being used, none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

     (d) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, where the failure to so comply in each of the foregoing clauses (i),
(ii) and (iii) could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (e) SUBSIDIARY RIGHTS. The Company or any one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

     (v) TAX STATUS. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (w) INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets and incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the 1934 Act (such date, the "EVALUATION DATE"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the 1934 Act) or, to the Company's knowledge, in other factors that would significantly affect the Company's internal controls.

     (x) FORM S-3 ELIGIBILITY. The Company is eligible to register the resale by the Buyer of the Purchased Shares and the Warrant Shares acquired pursuant to this Agreement on a registration statement on Form S-3 under the 1933 Act.

     (y) TAXES. No tax, levy, impost, duty, fee, assessment or other governmental charge or any deduction or withholding imposed by any United States or foreign governmental agency or authority is payable by or on behalf of the Buyer or any assignee of any of the Buyer as a result of the execution, delivery or performance by the Company of any of the Transaction Documents, including, but not limited to, the issuance by the Company of the Securities.

     (z) ENCRYPTION. Neither the Company, nor any of its Subsidiaries "engage" in any "means of encryption" as such terms are defined in the Control of Products and Services Declaration (Engagement in Encryption), 1974, as amended, promulgated under the Law for Control of Products and Services of 1957.

     (aa) FINANCIAL POSITION. The Company shall not be subject to receipt from the Company's independent auditors of inclusion of a "going concern" or other qualification in their opinion with respect to Company's financial statements for the year ended December 31, 2004.

     (bb) DISCLOSURE. This Agreement does not contain any untrue statement of a material fact and does not omit to state a material fact necessary in order to make the statements contained herein not misleading.

     (cc) EFFECTIVENESS; SURVIVAL. Each representation and warranty in this
Section 3 is deemed to be made on the date of this Agreement. Each representation and warranty in this Section 3 made by the Company shall survive the execution, delivery and performance of this Agreement and remain in full force and effect after the date hereof. Each representation and warranty in this
Section 3 made by the Company shall in no way be effected by any investigation of the subject matter thereof made by or on behalf of the Buyers.

     4.   COVENANTS.

     (a) BEST EFFORTS. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) FORM D AND BLUE SKY. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Buyer promptly after such filing. The Company shall on or before the Execution Date take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or before the Execution Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the relevant states of the United States following the Execution Date.

     (c) REPORTING STATUS. During the period in which the Company is required to maintain the effectiveness of a resale registration statement under the Stockholders Rights Agreement (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and, except as the Company may determine in the case of a business combination transaction with a third party, the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for any purpose which shall be approved by the Board of Directors and in accordance with a budget for the year 2005 to be approved by the Board of Directors of the Company within 60 days from the Execution Date. In addition, not later than March 31, 2006 and 2007, the Board of Directors of the Company shall adopt a budget for the years 2006 and 2007.

     (e) FINANCIAL INFORMATION. For as long as the Buyers owns in the aggregate 2.5% of the outstanding shares of the Company, and the Buyers have not nominated an observer to the Company's Board of Directors, the Company agrees to send the following to each Buyer during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system: (i) within five (5) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-KSB, any interim reports or any consolidated balance sheets, income statements, shareholders' equity statements and/or cash flow statements for any period other than annual, any Reports on Form 8-K and any registration statements (other than those for benefit plans or dividend or interest reinvestment plans) or amendments filed pursuant to the 1933 Act, and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

     (f) LISTING. To the extent required in the Stockholders Agreement, the Company shall secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock are then listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses imposed on the Company by any relevant national securities exchange and automated quotation system (including the OTCBB) in connection with satisfying its obligations under this Section 4(f).

     Notwithstanding the abovementioned, for a period of 12 calendar months from the date that a Registration Statement on Form S-3 covering the Registrable Securities (as defined in the Stockholders Rights Agreement) has been declared effective by the SEC (the "EFFECTIVE DATE"), Buyers collectively shall not sell more than 900,000 shares of the Purchased Shares, and, within the first two months following the Effective Date, not more than 70,000 Shares per month.

     (g) FEES. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (including for Persons engaged by the Buyers) and shall pay at the Effective Date the Buyers' legal and accounting fees plus disbursements of counsels in connection with the transactions under this Agreement and the Stockholders Agreement, in an amount not to exceed $20,000 plus Value Added Tax thereon. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

     (h) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 4:00 p.m., US Eastern Standard Time, on May [__], 2005, and subject to any necessary approval of the content thereof, the Company shall issue a press release describing the terms of the transactions contemplated by the Transaction Documents and on or before 8:30 a.m., New York Time, on _____________, the Company shall file a Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K FILING"). Subject to the foregoing, neither the Company nor the Buyers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release or other public disclosure with respect to such transactions as is determined by the Company to be necessary to comply with applicable law and regulations.

     (i) CORPORATE EXISTENCE. So long as the Buyer beneficially owns any shares of the Company, the Company shall take all reasonable measures to maintain its corporate existence.

     (j) RESERVATION OF SHARES. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, from and after the Execution Date the number of shares of Common Stock issuable upon exercise or conversion of the Warrants.

     (k) CONDUCT OF BUSINESS. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

     (l) NOMINATION OF AN OBSERVER. For as long as the Buyers collectively as a group hold at least 2.5% of the Company's outstanding shares of Common Stock, the Buyers may nominate one observer to attend all meetings of the Board of Directors of the Company (the "BOARD") in a non-voting capacity. Such observer shall be entitled to receive notice and other information of all meetings of the Board and any of its committees and to attend all such meetings however, the observer shall not be entitled to receive any remuneration from the Company.

     5.   REGISTER; TRANSFER AGENT INSTRUCTIONS.

     (a) REGISTER. The Company shall record the name and address of all Buyers in the Company's register and the number of shares of Common Stock issuable upon exercise of the Warrants. The Company shall keep the register open and available at all times during business hours for inspection of the Buyers or their legal representatives.

     (b) TRANSFER AGENT INSTRUCTIONS. The Company shall issue instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each of the Buyers or their respective nominee(s), for the Securities issued hereunder. The Company warrants that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents, and in accordance with applicable law. If any of the Buyers effects a sale, assignment or transfer of the Securities in accordance with Section 2(e), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. Following the date that a Registration Statement is declared effective and upon the delivery to such Buyer of any certificate representing Securities, such Buyer agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the 1933 Act. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that each of the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   BUYERS' OBLIGATION.

 At or before the Execution Date:

     (i). The Buyers shall have executed each of the Transaction Documents to which there are party and delivered the same to the Company.

     (ii). The Buyers shall have delivered to the Trustee the Purchase Price for the Purchased Shares.

     (iii). The Trustee shall sign the Escrow Agreement.

     7.   THE COMPANY'S OBLIGATION.

          At or before the Execution Date:

     (i). The Company shall issue to the Trustee the Purchased Shares;

     (ii). The Company shall have executed and delivered to the Trustee the following documents, with a copy to the Buyers: (a) the Transaction Documents,
(b) certificates for the Purchased Shares; and (c) the Warrants according to Exhibits C and D.

     (iii). The Company shall have delivered to the Buyers the opinion of Carter Ledyard & Milburn LLP and of McDonald, Carano, Wilson LLP, the Company's United States special counsels, dated as of the Execution Date, in the forms attached hereto as EXHIBIT H.

     (iv). The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Purchased Shares and the grant of the Warrants.

     (v). The Company shall have delivered to the Buyers documentation of all necessary corporate and other proceedings in connection with the transactions contemplated hereby.

     (vi). The Trustee shall sign the Escrow Agreement.

     8.   MISCELLANEOUS.

     (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Israel or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

     (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:                Defense Industries International Inc.

                                           Attn: Mr. Yossi Postbinder

                                           8 Brussels St. Sderot, Israel

         Copy to:                          Efrati, Galili & Co.

                                           Attn: Yakir Menashe, Adv.

                                           6 Wissotsky St., Tel Aviv, Israel

         If to the Transfer Agent:         Stephanie Campbell

                                           OTC Transfer Agent

                                           231 East 2100 South Suite 3

                                           Salt Lake City, UT 84115

         If to Buyers:                     As specified in Exhibit A.

         Copy to:                          Yigal Arnon & Co.

                                           Attn: Daniel Marcovic, Adv.

                                           1 Azrieli Center, Tel Aviv, Israel

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. The Buyers may assign some or all of their rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Buyers hereunder with respect to such assigned rights, but only if the assignee has assumed all obligations (as well as all rights) of the Buyers. However, such assignee shall not be entitled to nominate an observer (as mentioned in section 4(m) above and to receive the financial information mentioned in section 4(e) above.

     (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (i) SURVIVAL. The representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 that, by their terms are intended to continue in effect following the Execution Date, shall survive the consummation of the transactions contemplated hereunder.

     (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (k) INDEMNIFICATION. In consideration of the Buyers' execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyers and each other holder of the Securities and all of their shareholders, partners, members, officers, directors and employees (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

     A. The Company shall not be required to indemnify the Indemnitees with respect to any losses, liabilities, obligations and damages unless and only to the extent that the aggregate amount of all such losses, liabilities, obligations and damages incurred by all Indemnitees exceeds $60,000.

     B. The Company shall not, under any circumstances, be liable to the Indemnitees (as a whole) for losses, liabilities, obligations and damages pursuant to this Section to the extent that such losses, liabilities, obligations and damages exceed the aggregate Purchase Price paid by the Buyers together with interest of 15% per annum, compounded annually, plus any reasonable expenses (including reasonable legal expenses) incurred by the Buyers.

     PROVIDED, HOWEVER, that the limitations specified in subsections A and B above should not apply in all events for fraud, gross negligence and willful misconduct.

     (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (m) REMEDIES. The Buyers shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each party recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the other party. Therefore the parties agree that the other party shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                          COMPANY:
                                          DEFENSE INDUSTRIES INTERNATIONAL, INC.



                                          By: /s/ Joseph Postbinder
                                          -------------------------
                                          Name: Joseph Postbinder
                                          Title: Chief Executive Officer



                                          BUYERS:
                                          _______________________________

                                          Gov Financial Holdings Ltd.

                                          By: /s/ Avshalom Hershcovich
                                          ----------------------------
                                          By: /s/ Michal Aharoni
                                          ----------------------------

                                          _______________________________

                                          Multi Concept (Consultants), Ltd.

                                          By: /s/ Shmuel Even
                                          -------------------



                                          _______________________________

                                          Ruth Creative Business Ltd

                                          By: /s/ Boaz Ben Rush
                                          ---------------------



                                          /s/ Avshalom Hershcovich
                                          ------------------------

                                          Avshalom Hershcovich

                                    EXHIBIT A
                                   THE BUYERS


       NAME OF BUYER                 ADDRESS             NUMBER OF SHARES     NUMBER OF WARRANTS        PURCHASE PRICE
                                                                                                           (IN US$)


GOV FINANCIAL HOLDINGS        27 Yoav St. Tel-Aviv,         1,697,386        Warrants A -                 1,018,431
LTD., Company No. 513663310       69081, ISRAEL                              337,934
                                                                             Warrants B -
                                                                             168,967


Avshalom Hershcovich         46 Zeira St., Tel Aviv,                         Warrants A -
                                      Israel                 100,000         19,909                         60,000
                                                                             Warrants B -
                                                                             9,955


Multi Concept                   56 Oren St. Oranit            35,948         Warrants A -                   21,569
(Consultants), Ltd.               44813, Israel.                             7,157
Company No.                                                                  Warrants B -
512835000                                                                    3,578

                                                                             WARRANTS A -365,000
           TOTAL                                            1,833,334        WARRANTS B -                 1,100,000
                                                                             182,500

                                                                       EXHIBIT B
Filed as Exhibit 10.2

                                                                       EXHIBIT C


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER JURISDICTION'S SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

               WARRANT TO PURCHASE _______ SHARES OF COMMON STOCK
                                       Of
                     DEFENSE INDUSTRIES INTERNATIONAL, INC.

     This is to certify that, for value received, ________________. (the "HOLDER") is entitled to purchase, subject to the provisions of this Warrant (the "WARRANT"), from Defense Industries International, Inc. (the "COMPANY"), an aggregate of _______ (____________) fully paid and non-assessable shares of Common Stock, $0.0001 par value (the "WARRANT SHARES"), of the Company at an exercise price of US $0.94 (ninety four cents) per share, subject to adjustments pursuant to the terms hereof.

     1.   EXERCISE OF WARRANT.

     (a) MECHANICS OF EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in whole or in part at any time from the date of issuance of the Warrant until June 30, 2007 (the "TERMINATION DATE"). The exercise price for each Warrant Share purchasable hereunder is US $0.94 (ninety four cents) per share (the "EXERCISE PRICE"). This Warrant shall be exercised by presentation and surrender hereof to the Company at the registered office of the Company, accompanied by both (i) a written notice of exercise (the "NOTICE") in the form attached hereto and (ii) payment to the Company, for the account of the Company, of the Exercise Price multiplied by the number of Warrant Shares specified in the Notice, payable in accordance with Section 2. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. All such Warrants shall be dated the date of this Warrant. The number of Warrant Shares and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     2. PAYMENT. The Exercise Price for the number of Warrant Shares specified in the Notice shall be paid to the Company by wire transfer of immediately available U.S. funds.

     3. RESERVATION OF SHARES: PRESERVATION OF RIGHTS OF HOLDER. The Company hereby agrees that at all times it will maintain and reserve, free from pre-emptive rights, such number of authorized but unissued shares of Common Stock so that this Warrant may be exercised without additional authorization of Common Stock by the Company after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock of the Company.

     4. The Holder hereby represents and warrants to the Company that it is an experienced investor with requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company and is an accredited investor as defined under Regulation D as promulgated by the United States Securities and Exchange Commission. The Holder has reviewed and inspected all of the data and information provided to it by the Company in connection with this Warrant and hereby confirms that it has not been provided with nor seen an offering memorandum or advertisement in connection with this Warrant and the transactions contemplated hereby. The Holder represents and agrees that the Warrant is purchased only for investment, for its own account, and without any present intention to sell or distribute the Warrant Shares within the meaning of Section 2(11) of the Securities Act. Holder understands that, except as set forth in the Stockholders Agreement dated June 15, 2005, between, inter alia, the Holder and the Company (the "STOCKHOLDERS AGREEMENT"), none of the Warrant Shares are required to be, registered under the Act or the laws of any jurisdiction, provided that the Warrant Shares shall be listed for trading on the Over the Counter Bulletin Board (the "OTCBB") prior to or upon issuance, subject to any resale restrictions under applicable law. Holder further agrees that the Warrant Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act and the terms of this Warrant and the Stockholders Agreement, between, inter alia, the Holder and the Company. Holder also acknowledges that the Warrant Shares upon issuance, will bear a legend substantially similar to following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER JURISDICTION'S SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

     5. ADJUSTMENT FOR STOCK DIVIDENDS, COMBINATIONS, ETC. The following adjustments shall be implemented in the event that, during the term of this Warrant, the Company shall take any of the corporate actions described in this Section below:

          (a) In the event that the Company effects a subdivision of its outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock) then, following the record date for the determination of holders of shares of Common Stock to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such increase and the denominator of which is the number of shares of Common Stock outstanding immediately after such increase in outstanding shares or in the event that the Company effects a combination of its outstanding shares of Common Stock into a lesser number of shares (by reclassification, reverse split or otherwise), then, following the record date to determine the holders affected by such combination or reverse stock split, the Exercise Price shall be appropriately increased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such decrease and the denominator of which is the number of shares of Common Stock outstanding immediately after such decrease in outstanding shares. Upon any adjustment of the Exercise Price as provided in this Section 5 the Holder of the Warrant shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (b) In the event that the Company declares a dividend payable in shares of Common Stock of the Company or other distribution on its shares of Common Stock payable in shares of the Company, the number of Warrant Shares that may be purchased under this Warrant will be increased by the number of shares of Common Stock that the Holder would have received if the Holder had exercised the Warrant on the record date fixed for the distribution.

          (c) In the event that the Company offers shares of Common Stock or any securities convertible into shares of Common Stock to its shareholders by a rights issue, then the number of Warrant Shares which may be purchased under this Warrant shall be adjusted to take into account the element of economic benefit of such rights issue, as such element is calculated by the OTCBB in accordance with its rules.

          (d) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any consolidation or merger of the Company with or into another person (where the Company is not the surviving person or where there is a change in or distribution with respect to the shares of Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor person resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor person (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holder of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions, the Holder shall be entitled to receive upon such conversion.

          (e) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     The above adjustments shall be made successively whenever any of the aforementioned events shall occur during the term of this Warrant.

     6. FULLY PAID SHARES; STAMP TAXES. The Company agrees that the shares of Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued, fully paid and non-assessable, free and clear of all liens, pledges, options, claims or other encumbrances. The Company further covenants and agrees that it will pay, if and when due and payable, any US stamp duty, which may be payable in respect of the issue of any Warrant Shares or certificates therefor.

     7. TERMINATION. This Warrant and the rights conferred hereby shall terminate on the Termination Date. Any Warrants outstanding at such time shall be void and shall no longer be exercisable.

     8. NO RIGHT OF STOCKHOLDER. This Warrant does not grant the Holder any rights as a stockholder of the Company with regard to the Warrant Shares prior to the actual exercise resulting in the purchase of any Warrant Shares.

     9. SUCCESSORS AND ASSIGNS; CERTAIN TRANSFERABILITY RIGHTS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Warrant may not be assigned by any party without the prior written consent of the other party hereto except as provided under that certain Stockholders Agreement entered into between the Holder and the Company dated as of the date hereof. Notwithstanding the previous sentence, in the event that after the issuance hereof, warrants of the Company with equal rights as provided in this Warrant shall be listed for trade on a principal national securities exchange or on the OTCBB, then, subject to any restrictions imposed by applicable law, the Company shall make its best efforts to cause this Warrant to be tradable on such principal national securities exchange or on the OTCBB, as the case may be.

     10. GOVERNING LAW; JURISDICTION. THIS WARRANT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY DISPUTE ARISING UNDER OR IN RELATION TO THIS AGREEMENT SHALL BE RESOLVED EXCLUSIVELY IN THE COMPETENT COURTS OF THE STATE OF NEW YORK, AND EACH OF THE PARTIES HEREBY SUBMITS IRREVOCABLY TO THE JURISDICTION OF SUCH COURT.

     11. NOTICES. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be faxed or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

                if to the Holder:         ----------------




                if to the Company:        Defense Industries International, Inc.
                                          8 Brussels St.
                                          Sderot, Israel
                                          Attn: Mr. Yossi Postbinder

                with a copy to
                (which shall not constitute notice):
                                          Efrati, Galili & Co.
                                          6 Wissotzki St.
                                          Tel Aviv, Israel, 62338
                                          Fax : 03-6040111
                                          Attn : Yakir Menashe, Adv

     or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this Section 11 shall be effective (i) if mailed, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if sent via facsimile, one (1) business day following transmission and electronic confirmation of receipt.

         Dated:   June 15, 2005

DEFENSE INDUSTRIES                          ----------------
INTERNATIONAL, INC.

By: ________________________

Name: ______________________

Title: _____________________

                               NOTICE OF EXERCISE

     1. THE UNDERSIGNED HEREBY ELECTS TO PURCHASE [INSERT NUMBER OF WARRANT SHARES] SHARES OF COMMON STOCK OF DEFENSE INDUSTRIES INTERNATIONAL, INC. PURSUANT TO THE TERMS OF THE ATTACHED WARRANT.


     2. PAYMENT OF EXERCISE PRICE. THE HOLDER SHALL PAY THE AGGREGATE EXERCISE PRICE IN THE SUM OF $___________________ TO THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE WARRANT.


     3. IN EXERCISING THIS WARRANT, THE UNDERSIGNED HEREBY CONFIRMS AND ACKNOWLEDGES THAT THE SHARES OF COMMON STOCK ARE BEING ACQUIRED SOLELY FOR THE ACCOUNT OF THE UNDERSIGNED AND NOT AS A NOMINEE FOR ANY OTHER PARTY, OR FOR INVESTMENT, AND THAT THE UNDERSIGNED WILL NOT OFFER, SELL OR OTHERWISE DISPOSE OF ANY SUCH SHARES OF COMMON STOCK EXCEPT UNDER CIRCUMSTANCES THAT WILL NOT RESULT IN A VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.


     4. PLEASE ISSUE A CERTIFICATE REPRESENTING SAID SHARES IN THE NAME OF THE UNDERSIGNED.


     5. PLEASE ISSUE A NEW WARRANT FOR THE BALANCE OF THE WARRANT SHARES PURCHASABLE UNDER THE ATTACHED WARRANT IN THE NAME OF THE UNDERSIGNED.


__________________________                          ____________________________

        (Date)                                            (Print Name)

                                                    ____________________________

                                                           (Signature)

                                                                       EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER JURISDICTION'S SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

              WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK
                                       Of
                     DEFENSE INDUSTRIES INTERNATIONAL, INC.

     This is to certify that, for value received, ____________ "WARRANT"), from Defense Industries International, Inc. (the "COMPANY"), an aggregate of _______ (eight thousand one hundred and seventy five) fully paid and non-assessable shares of Common Stock, $0.0001 par value (the "WARRANT SHARES"), of the Company at an exercise price of US $2.4 (two US dollars and forty cents) per share, subject to adjustments pursuant to the terms hereof.

     1. EXERCISE OF WARRANT.

MECHANICS OF EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in whole or in part at any time from the date of issuance of the Warrant until June 30, 2010 (the "TERMINATION DATE"). The exercise price for each Warrant Share purchasable hereunder is US $2.4 (two US dollars and forty cents) per share (the "EXERCISE PRICE"). This Warrant shall be exercised by presentation and surrender hereof to the Company at the registered office of the Company, accompanied by both (i) a written notice of exercise (the "NOTICE") in the form attached hereto and (ii) payment to the Company, for the account of the Company, of the Exercise Price multiplied by the number of Warrant Shares specified in the Notice, payable in accordance with Section 2. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. All such Warrants shall be dated the date of this Warrant. The number of Warrant Shares and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     2. PAYMENT. The Exercise Price for the number of Warrant Shares specified in the Notice shall be paid to the Company by wire transfer of immediately available U.S. funds.

     3. RESERVATION OF SHARES: PRESERVATION OF RIGHTS OF HOLDER. The Company hereby agrees that at all times it will maintain and reserve, free from pre-emptive rights, such number of authorized but unissued shares of Common Stock so that this Warrant may be exercised without additional authorization of Common Stock by the Company after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock of the Company.

     4. The Holder hereby represents and warrants to the Company that it is an experienced investor with requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company and is an accredited investor as defined under Regulation D as promulgated by the United States Securities and Exchange Commission. The Holder has reviewed and inspected all of the data and information provided to it by the Company in connection with this Warrant and hereby confirms that it has not been provided with nor seen an offering memorandum or advertisement in connection with this Warrant and the transactions contemplated hereby. The Holder represents and agrees that the Warrant is purchased only for investment, for its own account, and without any present intention to sell or distribute the Warrant Shares within the meaning of Section 2(11) of the Securities Act. Holder understands that, except as set forth in the Stockholders Agreement dated June 15, 2005, between, inter alia, the Holder and the Company (the "STOCKHOLDERS AGREEMENT"), none of the Warrant Shares are required to be, registered under the Act or the laws of any jurisdiction, provided that the Warrant Shares shall be listed for trading on the Over the Counter Bulletin Board (the "OTCBB") prior to or upon issuance, subject to any resale restrictions under applicable law. Holder further agrees that the Warrant Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act and the terms of this Warrant. Holder also acknowledges that the Warrant Shares upon issuance, will bear a legend substantially similar to following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER JURISDICTION'S SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

     5. ADJUSTMENT FOR STOCK DIVIDENDS, COMBINATIONS, ETC. The following adjustments shall be implemented in the event that, during the term of this Warrant, the Company shall take any of the corporate actions described in this Section below:

          (a) In the event that the Company effects a subdivision of its outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock) then, following the record date for the determination of holders of shares of Common Stock to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such increase and the denominator of which is the number of shares of Common Stock outstanding immediately after such increase in outstanding shares or in the event that the Company effects a combination of its outstanding shares of Common Stock into a lesser number of shares (by reclassification, reverse split or otherwise), then, following the record date to determine the holders affected by such combination or reverse stock split, the Exercise Price shall be appropriately increased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such decrease and the denominator of which is the number of shares of Common Stock outstanding immediately after such decrease in outstanding shares. Upon any adjustment of the Exercise Price as provided in this Section 5 the Holder of the Warrant shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (b) In the event that the Company declares a dividend payable in shares of Common Stock of the Company or other distribution on its shares of Common Stock payable in shares of the Company, the number of Warrant Shares that may be purchased under this Warrant will be increased by the number of shares of Common Stock that the Holder would have received if the Holder had exercised the Warrant on the record date fixed for the distribution.


          (c) In the event that the Company offers shares of Common Stock or any securities convertible into shares of Common Stock to its shareholders by a rights issue, then the number of Warrant Shares which may be purchased under this Warrant shall be adjusted to take into account the element of economic benefit of such rights issue, as such element is calculated by the OTCBB in accordance with its rules.

          (d) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any consolidation or merger of the Company with or into another person (where the Company is not the surviving person or where there is a change in or distribution with respect to the shares of Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor person resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor person (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holder of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions, the Holder shall be entitled to receive upon such conversion.

          (e) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     The above adjustments shall be made successively whenever any of the aforementioned events shall occur during the term of this Warrant.

     6. FULLY PAID SHARES; STAMP TAXES. The Company agrees that the shares of Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued, fully paid and non-assessable, free and clear of all liens, pledges, options, claims or other encumbrances. The Company further covenants and agrees that it will pay, if and when due and payable, any US stamp duty, which may be payable in respect of the issue of any Warrant Shares or certificates therefor.

     7. TERMINATION. This Warrant and the rights conferred hereby shall terminate on the Termination Date. Any Warrants outstanding at such time shall be void and shall no longer be exercisable.

     8. NO RIGHT OF STOCKHOLDER. This Warrant does not grant the Holder any rights as a stockholder of the Company with regard to the Warrant Shares prior to the actual exercise resulting in the purchase of any Warrant Shares.

     9. SUCCESSORS AND ASSIGNS; CERTAIN TRANSFERABILITY RIGHTS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Warrant may not be assigned by any party without the prior written consent of the other party hereto except as provided under that certain Stockholders Agreement entered into between the Holder and the Company dated as of the date hereof. Notwithstanding the previous sentence, in the event that after the issuance hereof, warrants of the Company with equal rights as provided in this Warrant shall be listed for trade on a principal national securities exchange or on the OTCBB, then, subject to any restrictions imposed by applicable law, the Company shall make its best efforts to cause this Warrant to be tradable on such principal national securities exchange or on the OTCBB, as the case may be.

     10. GOVERNING LAW; JURISDICTION. THIS WARRANT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY DISPUTE ARISING UNDER OR IN RELATION TO THIS AGREEMENT SHALL BE RESOLVED EXCLUSIVELY IN THE COMPETENT COURTS OF THE STATE OF NEW YORK, AND EACH OF THE PARTIES HEREBY SUBMITS IRREVOCABLY TO THE JURISDICTION OF SUCH COURT.

     11. NOTICES. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be faxed or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

                if to the Holder:         ----------------




                if to the Company:        Defense Industries International, Inc.
                                          8 Brussels St.
                                          Sderot, Israel
                                          Attn: Mr. Yossi Postbinder

with a copy to
(which shall not constitute notice):      Efrati, Galili & Co.
                                          6 Wissotzki St.
                                          Tel Aviv, Israel, 62338
                                          Fax : 03-6040111
                                          Attn : Yakir Menashe, Adv

     or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this Section 11 shall be effective (i) if mailed, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if sent via facsimile, one (1) business day following transmission and electronic confirmation of receipt.

         Dated:   June 15, 2005

DEFENSE INDUSTRIES                                ----------------
INTERNATIONAL, INC.

By: ________________________

Name: ______________________

Title: _____________________

                               NOTICE OF EXERCISE

     1. THE UNDERSIGNED HEREBY ELECTS TO PURCHASE [INSERT NUMBER OF WARRANT SHARES] SHARES OF COMMON STOCK OF DEFENSE INDUSTRIES INTERNATIONAL, INC. PURSUANT TO THE TERMS OF THE ATTACHED WARRANT.

     2. PAYMENT OF EXERCISE PRICE. THE HOLDER SHALL PAY THE AGGREGATE EXERCISE PRICE IN THE SUM OF $___________________ TO THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE WARRANT.

     3. IN EXERCISING THIS WARRANT, THE UNDERSIGNED HEREBY CONFIRMS AND ACKNOWLEDGES THAT THE SHARES OF COMMON STOCK ARE BEING ACQUIRED SOLELY FOR THE ACCOUNT OF THE UNDERSIGNED AND NOT AS A NOMINEE FOR ANY OTHER PARTY, OR FOR INVESTMENT, AND THAT THE UNDERSIGNED WILL NOT OFFER, SELL OR OTHERWISE DISPOSE OF ANY SUCH SHARES OF COMMON STOCK EXCEPT UNDER CIRCUMSTANCES THAT WILL NOT RESULT IN A VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.

     4. PLEASE ISSUE A CERTIFICATE REPRESENTING SAID SHARES IN THE NAME OF THE UNDERSIGNED.

     5. PLEASE ISSUE A NEW WARRANT FOR THE BALANCE OF THE WARRANT SHARES PURCHASABLE UNDER THE ATTACHED WARRANT IN THE NAME OF THE UNDERSIGNED.


__________________________                          ____________________________

       (Date)                                             (Print Name)

                                                    ____________________________

                                                           (Signature)

                                                                       EXHIBIT E


NAME OF BUYER                ADDRESS                   NUMBER OF SHARES      NUMBER OF WARRANTS
-------------                -------                   ----------------      ------------------

Multi Concept                56 Oren St. Oranit        29,333                Warrants A - 26,350
(Consultants), Ltd.          44813, Israel                                   Warrants B -  8,175
Company No.
512835000

Ruth Creative Business Ltd   Nachalat Izhak 23 /2      52,800                Warrants A - 33,650
Company No.                  Tel Aviv 67442                                  Warrants B - 11,825
513667477                    Israel

TOTAL                                                  82,133                WARRANTS A - 60,000
                                                                             WARRANTS B - 20,000



                                                                       EXHIBIT F
Filed as Exhibit 10.3